TRANSAMERICA LIFE INSURANCE COMPANY
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

September 8, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:           Separate Account VL of Transamerica Life, SEC File No. 811-04511
➢	TransEquity, Registration No. 333-153800
➢	TransEquity II, Registration No. 333-153817
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2011, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:
AXA Premier VIP Trust, Registration No. 811-10509
Transamerica Series Trust, Registration No. 811-4419

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
     Gayle A. Morden